CONSENT OF AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 dated September 12, 2000 ("Biacore Stock Option Plan 2000"), Form S-8 dated June 28, 2001 ("Biacore Stock Option Plan 2001") and Form S-8 dated September 6, 2002 ("Biacore Stock Option Plan 2002") of Biacore International AB (publ) of our report dated March 26, 2003 relating to the financial statements, which appear in this Annual Report on Form 20-F.

Stockholm, Sweden
June 16, 2003

Sten Hakansson
Authorized Public Accountant
PricewaterhouseCoopers AB